UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2023

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1815 Rollins Road Burlingame, California 94010
(Address of principal executive offices, including zip code)

(864) 438-0000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on August 7, 2023, Proterra Inc, a Delaware corporation (the “Company”), and its subsidiary Proterra Operating Company, Inc. (the “OpCo” and collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Monthly Operating Reports

On November 21, 2023, the Company filed with the Bankruptcy Court its monthly operating report for the period ended October 31, 2023 and on December 21, 2023, the Company filed with the Bankruptcy Court its monthly operating report for the period ended November 30, 2023 (collectively, the “Company Monthly Operating Reports”). On November 21, 2023, OpCo filed with the Bankruptcy Court its monthly operating report for the period ended October 31, 2023 and on December 21, 2023, OpCo filed with the Bankruptcy Court its monthly operating report for the period ended November 30, 2023 (the “OpCo Monthly Operating Reports” and together with the Company Monthly Operating Reports, the “Monthly Operating Reports”). The Company Monthly Operating Reports and the OpCo Monthly Operating Reports are attached hereto as Exhibit 99.1, 99.2, 99.3 and 99.4, respectively. This Current Report on Form 8-K (including the exhibits hereto, the “Form 8-K”) will not be deemed an admission as to the materiality of any herein. The Company previously disclosed in its Current Report on Form 8-K filed on September 21, 2023 that it was filing its monthly operating reports with the Bankruptcy Court and that each such report would be available for review free of charge online at https://www.kccllc.net/proterra/document/list/5955.

The information contained in this Item 7.01 and in Exhibits 99.1, 99.2, 99.3 and 99.4 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Reports not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K and the Monthly Operating Reports contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including risks and uncertainties relating to the Company’s Chapter 11 Cases. Many factors could cause actual future events to differ materially from the forward-looking statements in this Form 8-K and the Monthly Operating Reports, including risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2023, as amended on May 1, 2023, the Company’s quarterly report for the three and nine months ended September 30, 2023, filed on November 6, 2023 or the Company’s other filings with the SEC. The forward-looking statements included in this Form 8-K and the Monthly Operating Reports speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Monthly Operating Report of Proterra Inc for the period ended October 31, 2023 filed with the United States Bankruptcy Court for the District of Delaware.

99.2	Monthly Operating Report of Proterra Inc for the period ended November 30, 2023 filed with the United States Bankruptcy Court for the District of Delaware.

99.3	Monthly Operating Report of Proterra Operating Company, Inc. for the period ended October 31, 2023 filed with the United States Bankruptcy Court for the District of Delaware.

99.4	Monthly Operating Report of Proterra Operating Company, Inc. for the period ended November 30, 2023 filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2023

PROTERRA, INC.

By:	/s/ David S. Black
	Name:	David S. Black
	Title:	Chief Financial Officer